EXHIBIT 99.1
Consolidated financial statements of:
SK2, INC. AND SUBSIDIARY
For years ended
December 31, 2003 and January 1, 2005

FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Board of Directors

SK2 and Subsidiary
Minneapolis, Minnesota
We have audited the accompanying consolidated balance sheets of SK2 and Subsidiary as of December 31, 2003 and January 1, 2005, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for the years ended December 31, 2003 and January 1, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the 2003 and 2004 financial statements referred to above present fairly, in all material respects, the financial position of SK2 and Subsidiary as of December 31, 2003 and January 1, 2005, and the results of its operations and its cash flows for the years ended December 31, 2003 and January 1, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ Schechter Dokken Kanter Andrews & Selcer Ltd
April 6, 2005 Except Note 9, as to which the date is August 15, 2005
Minneapolis, Minnesota

CONSOLIDATED BALANCE SHEETS
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

	December 31,	January 1,
	2003	2005
Assets:
Current assets:
Cash	$60,428	$518,919
Receivables:
Trade, net of allowance for doubtful accounts of $74,113 and $2,000 at 2003 and 2005, respectively	11,827	50,074
Other		36,326
Inventories	146,834	1,514,591
Prepaid expenses	1,633	20,808
Due from officer		7,731

Total current assets	220,722	2,148,449

Property and equipment, net	34,580	258,521

Other assets:
Advances to owners	162,532
Lease deposits	6,580	28,022

	169,112	28,022

	$424,414	$2,434,992

Liabilities and stockholders’ equity (deficit):
Current liabilities:
Accounts payable	$705,443	$587,712
Note payable	2,500	621,570
Accrued expenses	50,813	224,748

Total current liabilities	758,756	1,434,030

Stockholders’ equity (deficit):
Members’ equity (deficit)	(334,342)
Common stock, $.001 par value authorized 40,000,000 shares; issued 10,013,228 shares in 2005		10,013
Preferred stock, $.001 par value authorized 10,000,000 shares; 0 shares issued
Additional paid-in capital		2,889,925
Accumulated deficit		(1,898,976)

	(334,342)	1,000,962

	$424,414	$2,434,992

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

	December 31,	January 1,
	2003	2005
Net sales	$1,494,079	$4,432,942
Cost of sales, including buying and occupancy	1,502,857	3,418,767

Gross profit	(8,778)	1,014,175
Store operating expenses	56,761	1,187,662
General and administrative	261,669	1,765,423

Loss from operations	(327,208)	(1,938,910)

Interest:
Income	1,113	2,866
Expense	(37,575)	(237,578)

	(36,462)	(234,712)

Loss before income taxes	(363,670)	(2,173,622)
Income tax provision		(17,360)

Net loss	$(363,670)	$(2,190,982)

Proforma loss per share, basic and diluted (unaudited)	$(.05)	$(.26)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

		Common
		$.001 par, 40,000,000
		shares authorized		Additional
	Members'			paid-in	Accumulated
	equity	Shares	Par value	capital	deficit	Total
Balance, January 1, 2003	$63,528	0	$0	$0	$0	$63,528
Net loss	(363,670)					(363,670)
Distributions	(34,200)					(34,200)

Balance, December 31, 2003	(334,342)	0	0	0		(334,342)
Distributions	(242,531)					(242,531)
Issuance of warrants	112,798					112,798

Net loss, January 1, 2004 through July 14, 2004	(292,006)					(292,006)

Issuance of capital stock:
Conversion from Limited Liability Company to a C Corporation	756,081	6,300,000	6,300	(762,381)
Private placement at $1.10, per share		3,647,228	3,647	3,579,772		3,583,419
To employees for services, at $1.10 per share		66,000	66	72,534		72,600

Net loss, July 15, 2004 through January 1, 2005					(1,898,976)	(1,898,976)

Balance, January 1, 2005	$0	10,013,228	$10,013	$2,889,925	$(1,898,976)	$1,000,962

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

	December 31,	January 1,
	2003	2005
Cash flows from operating activities:
Reconciliation of net loss to net cash provided by (used in) operating activities:
Net loss	$(363,670)	$(2,190,982)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Non-cash interest charge		59,367
Stock issued to employees for services		72,600
Depreciation and amortization	1,666	62,944
Change in assets and liabilities:
Receivables	31,922	(74,573)
Inventories	(146,834)	(1,367,757)
Prepaid expenses	(1,633)	(19,175)
Due from officer		(7,731)
Lease deposits	(6,580)	(21,442)
Accounts payable	688,405	(117,731)
Accrued expenses	47,532	173,935

Net cash provided by (used in) operating activities	250,808	(3,430,545)

Cash flows from investing activities, purchase of property and equipment	(32,170)	(286,885)

Cash flows from financing activities:
Proceeds from notes payable issuance	2,500	559,702
Distributions to members	(34,200)	(80,000)
Advances to owners	(162,532)
Issuance of common stock and warrants		3,696,219

Net cash (used in) provided by financing activities	(194,232)	4,175,921

Net increase in cash	24,406	458,491
Cash, beginning	36,022	60,428

Cash, ending	$60,428	$518,919

Supplemental disclosure of cash flow information:
Cash paid during the year for interest expense	$37,576	$237,578

Supplemental disclosure of non-cash financing activities:
Distribution of non-cash asset		$162,532

Common stock issued to employees		$72,600

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

1. Summary of significant accounting policies:
Nature of business:
SK2, Inc. designs a line of distinct, high quality men’s and women’s apparel and sells these products through retail outlets located in the United States and online using the name Kuhlman. SK2, Inc. also designs, markets, and sells private label apparel to large retail outlets through its wholly owned subsidiary, A3, LLC. Revenue generated from private label sales totaled approximately $1,100,000 and $1,640,000 for the years ended December 31, 2003 and January 1, 2005, respectively. Revenue generated from retail sales totaled $390,000 and $2,790,000 for the years ended December 31, 2003 and January 1, 2005, respectively.
Corporate structure:
Prior to July 2004, SK2, Inc. was known as Kuhlman Company, LLC, which was a 90% owned subsidiary of A3, LLC. In July 2004, Kuhlman Company, LLC converted to a “C” corporation (SK2, Inc.). Shortly thereafter the owners of A3, LLC, contributed their interest in A3, LLC to SK2, Inc. in exchange for shares of common stock. For all periods presented, the financial statements reflect the activity as though SK2, Inc. was the 100% owner of A3, LLC.
Principles of consolidation:
The consolidated financial statements include the accounts of SK2, Inc. and its wholly owned subsidiary A3, LLC.
These financial statements are presented on a consolidated basis. All inter-company balances and activity have been eliminated.
Fiscal year:
The Company adopted a fiscal year end of the Saturday closest to January 1st effective for the fiscal year ended January 1, 2005.
Accounting estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Concentrations:
     Credit:
The Company maintains its cash in bank deposit accounts at financial institutions where balances, at times, may exceed federally insured limits. The Company has not experienced any loss associated with this practice.
     Suppliers:
The Company currently purchases approximately 46% of its merchandise from one vendor. Although management believes other vendors could provide similar products, a change in vendors could cause a loss in sales, which would adversely affect operating results.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

1. Summary of significant accounting policies (continued):
Concentrations (continued):
     Suppliers (continued):
Most major suppliers are foreign entities that are subject to risks associated with political change, war, terrorism and changes in United States foreign policy and duty taxes.
     Customers:
The Company’s private label business currently consists of 3 large retailers and is thus at some risk if any of these customers were to discontinue buying from the Company or drastically reduce their purchasing levels.
Trade receivables:
Trade receivables result from private label sales and are carried at the original invoice amount less amounts received from a factoring company, and an estimate for doubtful accounts. The Company has also agreed to purchase back from the factoring company accounts not collectible. The Company evaluates the allowance for doubtful accounts using the current year account activity, historical trend information, and specific account identification. Accounts for which no payments have been received by their due date are considered delinquent, and customary collection efforts are initiated to bring them within terms. After extensive collection efforts have been exhausted without payment and further collections are deemed unlikely, the account is written off. Collections on accounts previously written off are included in income as received.
Receivables sold to the factoring company that had not yet been collected at the end of 2003 and 2004 were $429,701 and $98,904, respectively. The factoring company charges fees at 1/2 of 1% of the receivable factored plus 1/12 of 1% daily interest.
The Company grants credit to qualified customers located within the United States. The Company performs ongoing credit evaluations of its customers’ financial condition and generally requires no collateral from its customers.
Inventories:
Inventories, consisting of clothing, are stated at the lower of cost or market. Cost is determined by the First-In, First-Out (FIFO) method.
Property and equipment:
Property and equipment are stated at cost. Depreciation is provided by use of the straight-line and accelerated methods over the estimated useful lives of the related assets. Leasehold improvements are amortized over the term of the lease or the estimated useful life of the improvement, whichever is less. Depreciation and amortization expense for 2003 and 2004 was $1,666 and $62,944, respectively. Estimated lives of assets are as follows:

Furniture and equipment	3-7 years
Leasehold improvements	1-5 years

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

1. Summary of significant accounting policies (continued):
Income taxes:
Prior to July 14, 2004, SK2, Inc. and Subsidiary were organized as limited liability companies (LLC). The income taxes, if any, were the responsibility of the individual members of each LLC. Therefore, no income taxes have been provided through July 14, 2004. Subsequent to July 14, 2004, the Company provides for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes.” The objectives of accounting for income taxes are to recognize the amount of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in an entity’s financial statements or tax returns.
Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period when the new rate is enacted. Deferred tax assets and liabilities related to temporary differences at the time of the conversion from the LLC to the corporation were immaterial.
Revenue recognition:
Retail revenue is recognized at the time of register receipt. The amount of revenue recognized at the time of sales is reduced by estimated returns in accordance with Statement of Financial Accounting Standards (SFAS) No. 48, “Revenue Recognition When Right of Return Exists,” based on expected return levels. For private label sales, revenue is recognized upon transfer of title at time of shipment as long as there was evidence of an arrangement, the price was fixed or determinable, and collectibility was probable.
Cost of sales:
Cost of sales includes the cost of merchandise, cost of freight from vendors, costs incurred for shipping and handling, payroll for design, buying and merchandising personnel, and store occupancy costs. Consistent with retail industry practice, store occupancy costs include rent, contingent rents, common area maintenance and real estate taxes.
Store operating expenses:
Store operating expenses include payroll, payroll taxes, health benefits, insurance, credit card processing fees, depreciation and amortization, licenses and taxes.
General and administrative expenses:
General and administrative expenses primarily include payroll, promotion, utilities, travel, professional fees and other expenses not specifically categorized elsewhere in the consolidated statements of operations.
Advertising:
The Company expenses the costs of advertising as incurred. Advertising expense was approximately $4,600 and $56,000 for 2003 and 2004, respectively and is included in general and administrative expenses.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

2. Property and equipment:

	December 31,	January 1,
	2003	2005
Furniture and equipment	$35,024	$228,588
Leasehold improvements	1,222	94,543

	36,246	323,131
Less accumulated depreciation	1,666	64,610

	$34,580	$258,521

3. Notes payable:
At December 31, 2003, the Company had a $2,500 note payable to the bank guaranteed by the Company’s Chief Executive Officer. The interest rate on the note was 9%.
Effective March 22, 2004, Kuhlman Company LLC entered into a Credit Agreement with Opportunity Finance, LLC (“Opportunity”) for a revolving line of credit up to $750,000 available through March 31, 2007. The line is available for inventory purchases and working capital and is secured by all assets of the Company. In 2004, Opportunity had advanced $750,000 to Kuhlman Company LLC pursuant to a promissory note which is due and payable in full on December 31, 2005, with installments of principal, plus interest at the rate of 1% for each 30-day period from the date of each advance, payable on the last business day of each calendar quarter. The Company had originally issued a warrant exercisable through March 22, 2009 to Opportunity to purchase 30% of Kuhlman Company, LLC for the total warrant exercise price of $250,000. However, that agreement was amended at the date Kuhlman Company, LLC converted from an LLC to a corporation. At that time, Opportunity’s warrant was amended to provide for the purchase of 3,100,000 shares of common stock for the same total warrant exercise price of $250,000, or $0.0806 per share.
The Company accounted for the borrowing and issuance of warrants in accordance with APB Opinion No. 14, “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants.” The proceeds of $750,000 was allocated based upon the relative fair market values of the debt ($637,202) and warrants ($112,798). The portion of the proceeds allocated to warrants of $112,798 was accounted for as additional paid-in-capital. Assumptions used to calculate the fair value of warrants issued using the Black Scholes model are as follows:

Estimated risk free interest rate	2.69%
Expected life	5 years
Estimated volatility	60.00%
Estimated dividends	0.00%
The Credit Agreement provides that until March 22, 2006, Opportunity has a right of first refusal on financing for the Company, including any equipment leasing or debt financing of any kind and any equity investment. The Credit Agreement provides that a change of control, as defined, is an event of default under the Credit Agreement which could result in acceleration of maturity of all outstanding debt.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

4. Leases:
Operating leases:
In 2004, the Company began leasing certain retail facilities under operating leases from non-related parties expiring through March 2011. A portion of the leases include contingent rentals based on sales, with renewal options. Most of the leases require the Company to pay base rent, contingent rent based on sales, real estate taxes and common area expenses. Rent expense for 2003 and 2004 was approximately $64,000 and $453,000, respectively, including contingent rent of approximately $33,000 and $130,000, respectively.
Future minimum lease payments:

Year	Operating
Ending	Leases
2005	$387,057
2006	209,227
2007	186,128
2008	190,540
2009	55,163
Thereafter	47,371
5. Income taxes:

Deferred income taxes:
Federal	$(281,000)
State	(84,000)

(365,000)
Valuation allowance	365,000

Deferred tax provision	0

Current income taxes, various state minimum taxes	17,360

Total provision for income taxes	$17,360

A reconciliation of the federal income tax provision at the statutory rate with actual taxes provided on loss from continuing operations is as follows:

Ordinary federal income tax statutory rate	$(281,000)
Estimated state tax rate, net of federal tax benefit	(66,640)
Effect of valuation allowance	365,000

Taxes provided	$17,360

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

5. Income taxes (continued):
At January 1, 2005, for income tax return purposes, the Company has net operating loss (NOL) carryforwards of approximately $1,900,000 available to offset future taxable income. If not used, these carryforwards will begin to expire in 2024. Deferred taxes are calculated using enacted tax rates of 15% for federal and an estimate based on the mix of income and applicable rates by jurisdiction for state. In the period ended January 1, 2005, the state estimate is 4.5%.
The components of the net deferred tax asset are as follows:

January 1,
2005
Deferred tax asset, net operating loss carryforward	$367,000
Deferred tax liability, depreciation	(2,000)

Net deferred tax asset	365,000
Valuation allowance	(365,000)

Net deferred tax asset	$0

Deferred tax asset net of valuation allowance:
Management has determined that a valuation allowance equal to 100% of the net deferred tax assets as of January 1, 2005 was required, since the Company has not had a history of sustained profitability. The available NOL carryforwards may be limited due to Section 382 of the Internal Revenue Code in the event there are any significant changes in ownership of the Company, subsequent to generating the Net Operating Loss.
6. Equity financing:
In 2004 the Company raised $4,011,951 through a private placement in which the Company sold 3,647,228 shares of $.001 par value common stock at a price of $1.10 per share. As part of the offering, the Company paid sales and legal fees of $428,531 and issued warrants to purchase 296,461 shares of the Company’s common stock at $1.10 per share to the underwriter and issued warrants to purchase 195,000 shares at $.01 per share to other parties related to the private placement.
7. Stockholders’ equity:
Preferred stock:
The Company is authorized to issue up to 10,000,000 shares of preferred stock, of which none have been issued as of January 1, 2005.
Stock option plan:
In 2004, the shareholders approved the 2004 stock option plan and 700,000 shares of common stock were reserved for granting of options to officers, key employees and directors. No options from this plan have been granted.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

8. Warrants outstanding:
At January 1, 2005, there were warrants to purchase 3,591,461 shares of common stock at a weighted average price of $0.16 per share.
The warrants had a range of exercise price from $.01 — $1.10 per share and a weighted average remaining life of 4.6 years.
9. Subsequent events:
Additional equity financing and merger:
In February through April 2005, the Company received net proceeds of $2,245,000 through the sale of 1,711,111 shares of common stock at $1.30 — $1.80 per share.
On June 10, 2005, SK2, Inc. merged with Gaming Venture Corp., U.S.A., a Nevada corporation (sometimes referred to as “GVUS”), and its wholly owned Delaware subsidiary, GV Acquisition Co. (“GV Acquisition”). Immediately prior to the merger, GVUS changed its name to “Kuhlman Company, Inc.” Pursuant to the terms of the Merger Agreement (Merger), GV Acquisition merged with and into SK2, Inc., with SK2, Inc. remaining as the surviving corporation and a wholly owned subsidiary of Kuhlman Company, Inc.. In the Merger, and in exchange for all of their shares of common stock in SK2, Inc., SK2, Inc. stockholders received a number of shares of Series A Preferred Stock, such that they hold a majority of the outstanding shares of capital stock of the Kuhlman Company, Inc.. For accounting purposes this will be accounted for as a reverse acquisition of a public shell and will be reflected as a recapitalization of SK2, Inc., the operating company. The Company amended its articles of incorporation to increase the total number of shares authorized for issuance to 50,000,000 shares of common stock and 22,000,000 shares of Preferred Stock, and effected a reverse stock split on a 1-for-5 basis on outstanding common shares. Each share of Series A Preferred Stock will automatically convert into one share of Company common stock upon the earlier of the effectiveness of a registration statement under the Securities Act covering the conversion of the Series A Preferred Stock into Company common stock, or the expiration of the one-year period following the Merger. The Preferred Stock has no liquidation preference or senior rights typically associated with a preferred stock, other than voting rights on an as-if-converted basis.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS FOR YEARS ENDED
SK2, INC. AND SUBSIDIARY	DECEMBER 31, 2003 AND JANUARY 1, 2005

9. Subsequent events (continued):
On June 23, 2005, the Company closed on the sale in a private placement of 1,085,956 shares of Preferred Stock for an aggregate purchase price of $2,092,209. A second closing was held on July 14, 2005, when the Company closed on a private placement of 3,455,267 shares of Preferred Stock for an aggregate purchase price of $6,392,244.
The offers and sales of the Preferred Stock made on June 23, 2005 and July 14, 2005 were not registered under the Securities Act, and such securities may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration.
10. Proforma loss per share (unaudited):
The unaudited proforma loss per share data gives effect to the reverse acquisition (described in note 9) with Gaming Venture Corp. U.S.A., a public shell, as if it occurred on January 1, 2003. This proforma loss per share is presented for informational purposes only and does not purport to be indicative of the loss per share that would have resulted if the acquisition occurred at January 1, 2003.
Proforma basic and diluted loss per share are computed by dividing net loss by the weighted average number of common and preferred shares outstanding during the year as if the merger with the public shell occurred on January 1, 2003, based on the capital structure of SK 2, Inc. during the period adjusted for equivalent shares of the public shell company, which is based on the ratio of shares exchanged in the acquisition. Proforma diluted loss per share is computed the same as the proforma basic loss per share due to the continuing operating loss which makes the impact of stock options and warrants anti-dilutive. Preferred shares are included in the proforma calculation along with common shares since the preferred shares are similar to common shares and are convertible to one share of common stock each as a result of a registration statement or one year following the merger transaction, whichever occurs first.